UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)      September 23, 1996
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                                MBNA Corporation
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              (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                              19884
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)

Item 5.  Other Events

MBNA Corporation (the "Company") issued 6,000,000 shares of Adjustable Rate Cumulative Preferred Stock, Series B (the "Series B Preferred Stock") on September 23, 1996 as shown in the following exhibits:

Exhibit 1(a): Underwriting Agreement dated as of November 9, 1995 (incorporated by reference to Exhibit 1 from the Company's Form 8-K as filed November 14, 1995)

Exhibit 1(b): Pricing Agreement, dated as of September 18, 1996, among the Company, Bear, Stearns & Co. Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Prudential Securities Incorporated

Exhibit 4: Instruments defining the rights of security holders, including indentures

Exhibit 5:     Opinion re legality

Exhibit 23: Consent of experts and counsel (incorporated by reference to Exhibit 5 herein)

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                                        MBNA CORPORATION


Date:  September 25, 1996                       By:  /s/ M. Scot Kaufman
                                                   ---------------------------
                                                         M. Scot Kaufman
                                                    Executive Vice President
                                                   and Chief Financial Officer